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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 11, 2002
                                                        -----------------


                              Stockwalk Group, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


   Minnesota                       000-22247                     41-1756256
----------------                  ------------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


5500 Wayzata Blvd., Suite 800, Minneapolis, Minnesota              55416
-----------------------------------------------------            ----------
     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (763) 542-6000
                                                           --------------


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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On February 11, 2002, Stockwalk Group, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Minnesota. The case is captioned In Re Stockwalk Group, Inc., Case No. 02-40585 (RJK). A press release announcing the bankruptcy is attached hereto as Exhibit 99.1.

ITEM 5. OTHER ITEM

     On February 5, 2002, directors John E. Feltl, John C. Feltl, Louis Fornetti and Jan Breyer resigned from the board of directors of Stockwalk Group, Inc. A press release announcing these resignations is attached hereto as Exhibit 99.2.

     On February 11, 2002, Stockwalk Group, Inc. announced that its wholly-owned subsidiary, Stockwalk.com, Inc., has agreed to sell substantially all of its assets to J.B. Oxford, Inc. Stockwalk.com, Inc. will receive $1,250,000 in cash and $850,000 in J. B. Oxford common stock, subject to certain adjustments. The transaction is expected to close in early March, 2002. A press release announcing the transaction is attached hereto as Exhibit 99.3.

ITEM 7. EXHIBITS

99.1     Press release dated February 11, 2002, relating to the bankruptcy filing of Stockwalk Group, Inc.

99.2     Press release dated February 5, 2002, relating to the resignation of certain directors and the approval of the filing of a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

99.3     Press release dated February 11, 2002, relating to the sale of substantially all of the assets of
         Stockwalk.com, Inc.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      STOCKWALK GROUP, INC.



Dated:  February 11, 2002             By: /s/ F. Chet Taylor
                                          --------------------------------------
                                          F. Chet Taylor, Corporate Secretary









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                                  EXHIBIT INDEX


99.1     Press release dated February 11, 2002, relating to the bankruptcy filing of Stockwalk Group, Inc.

99.2     Press release dated February 5, 2002, relating to the resignation of certain directors and the approval of the filing of a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.

99.3     Press release dated February 11, 2002, relating to the sale of substantially all of the assets of
         Stockwalk.com, Inc.